Dreyfus
Growth and Income
Fund, Inc.

SEMIANNUAL REPORT
April 30, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            11   Statement of Financial Futures

                            12   Statement of Securities Sold Short

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            16   Financial Highlights

                            17   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

Dreyfus
Growth and Income Fund, Inc.

LETTER FROM THE PRESIDENT

Dear Shareholder:

We present this semiannual report for Dreyfus Growth and Income Fund, Inc., covering the six-month period from November 1, 2000 through April 30, 2001. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Douglas D. Ramos, CFA.

The past six months have been troublesome for the stock market, including large-cap stocks. The Standard & Poor's 500 Composite Stock Price Index, better known as the S&P 500 Index, fell 12.06% during the reporting period. However, the worst of the market's decline was concentrated among growth stocks, such as technology stocks, which had reached lofty price levels in 1999 and early 2000. In fact, the growth-oriented stocks, as represented by the S&P/BARRA Growth Index, declined a hefty 23.08% during the reporting period. In contrast, value-oriented stocks, as represented by the S&P/BARRA Value Index, fell only 0.42% during the reporting period.

In our view, these divergent results indicate the importance of diversifying among different types of investments and within an asset class. We believe that a diversified investment approach can continue to serve investors well, which is why we continually stress the importance of diversification, a basic tenet of investing.

We encourage you to contact your financial advisor for more information about ways to refine your investment strategies in the current environment. To speak with a Dreyfus customer service representative call 1-800-782-6620, or visit our website at www.dreyfus.com.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
May 14, 2001




DISCUSSION OF FUND PERFORMANCE

Douglas D. Ramos, CFA, Portfolio Manager

How did Dreyfus Premier Growth and Income Fund, Inc. perform relative to its benchmark?

For the six-month period ended April 30, 2001, the fund's total return was -3.67% .(1) For the same period, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), the fund's benchmark, produced a total return of -12.06%.(2)

We attribute the fund's relative performance to a variety of investment decisions, particularly within the technology sector, which somewhat offset the effects of a negative market environment for most equities. These decisions
enabled    the    fund    to    perform    better    than    our    benchmark.

What is the fund's investment approach?

The fund focuses primarily on low- and moderately priced stocks with market capitalizations of $1 billion or more at the time of purchase. The fund uses fundamental analysis to create a broadly diversified, value-tilted portfolio typically exhibiting a weighted average price-to-earnings ratio less than that of the S&P 500 Index and a long-term projected earnings growth rate greater than that of the S&P 500 Index. We generally look to avoid the risks associated with market timing.

We typically measure a stock's relative value by looking at its price in relation to the company's business prospects and intrinsic worth, as measured by a wide range of financial and business data. By examining each company's fundamentals, together with economic and industry trends, we typically look for factors that would trigger a rise in the stock's price, such as new competitive opportunities or internal operational improvements. The result of our approach was a portfolio containing stocks from a variety of different market sectors and industries.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

As U.S. economic performance slowed throughout the period, a wide range of companies were forced to post lower than expected earnings and to warn of future disappointments. Hardest hit were highly valued growth stocks, particularly in technology. Declines in this sector were primarily responsible for the overall negative performance of the fund and the S&P 500 Index. However, we had already reduced the fund's technology holdings before the period began because valuations for most of the sector' s stocks had climbed beyond levels we considered reasonable, as gauged by our investment discipline. At the beginning of the period, the fund held a slightly smaller percentage of technology stocks
than    the    S&P 500 Index.

The individual technology stocks in which we did invest generally performed much better than the technology component of the benchmark. Although our overall returns from technology were negative, our stock selections in the sector accounted for the fund's outperformance of the S&P 500 Index. That's because our investment philosophy guided us away from the most highly valued stocks in the sector, which suffered the most. Instead we focused on a diverse group of companies that we believed held strong competitive positions in their industries and were reasonably priced relative to their growth rates. Above-average performers included semiconductor companies, such as Teradyne; Internet infrastructure companies, such as Cabletron Systems; communications equipment companies, such as Tellabs; and software companies, such as Computer Associates International.

The fund also benefited from the performance of our consumer holdings. In the consumer staples area, we focused on cable companies, such as Charter Communications, a firm that benefited from improving industry conditions. We also scored successes in the consumer cyclical sector with investments in diversified companies, such as Cendant; and retailers, such as Target. On the other hand, performance relative to the benchmark suffered slightly because we allocated fewer assets to the strong-performing transportation and capital goods sectors than the S&P 500 Index.


What is the fund's current strategy?

As of April 30, 2001, the fund held a slightly greater percentage of technology and financial stocks than the benchmark, and a slightly lower percentage of consumer staples and health care stocks. That' s because we believe recent interest-rate cuts by the Federal Reserve Board have created a marginally more favorable environment for cyclical and growth-oriented stocks than for
traditional    defensive    sectors.

Nevertheless, we do not believe current conditions warrant a strong emphasis on any particular industry or sector. Rather, we believe it remains critically important to maintain the disciplined approach that is the foundation of our broadly diversified, value-oriented portfolio. Accordingly, we plan to continue to seek reasonably valued stocks of fast-growing companies that we believe offer attractive investment opportunities.

May 14, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. - REFLECTS THE REINVESTMENT OF INCOME DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                             The Fund

STATEMENT OF INVESTMENTS

April 30, 2001 (Unaudited)

STATEMENT OF INVESTMENTS

COMMON STOCKS--100.2%                                                                            Shares               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL SERVICES--1.8%

Lamar Advertising                                                                               110,100  (a)           4,255,365

McGraw-Hill Cos.                                                                                301,400               19,524,692

                                                                                                                      23,780,057

CONSUMER NON-DURABLES--4.6%

Coca-Cola Enterprises                                                                           440,000                7,977,200

Intimate Brands                                                                                 276,000                4,416,000

Kimberly-Clark                                                                                  105,000                6,237,000

Philip Morris Cos.                                                                              483,000               24,203,130

Procter & Gamble                                                                                133,500                8,016,675

UST                                                                                             382,000               11,498,200

                                                                                                                      62,348,205

CONSUMER SERVICES--4.6%

Cablevision Systems, Cl. A                                                                       94,000  (a)           6,462,500

Carnival                                                                                        303,000                8,029,500

Cendant                                                                                         384,400  (a)           6,819,256

Clear Channel Communications                                                                    173,580  (a)           9,685,764

EchoStar Communications, Cl. A                                                                  119,200  (a)           3,571,232

USA Networks                                                                                    347,000  (a)           8,692,350

Viacom, Cl. B                                                                                   342,935  (a)          17,853,196

                                                                                                                      61,113,798

ELECTRONIC TECHNOLOGY--17.6%

Altera                                                                                          179,000  (a)           4,526,910

American Tower, Cl. A                                                                           699,200  (a)          18,738,560

Amkor Technology                                                                                358,000  (a)           7,786,500

Analog Devices                                                                                  126,000  (a)           5,961,060

Applied Materials                                                                               111,000  (a)           6,060,600

Boeing                                                                                           56,000                3,460,800

Cabletron Systems                                                                               271,900  (a)           4,263,392

Compaq Computer                                                                                 572,100               10,011,750

Dell Computer                                                                                   297,000  (a)           7,808,130

Gateway                                                                                         328,900  (a)           6,249,100

General Dynamics                                                                                 89,000                6,860,120

Hewlett-Packard                                                                                 212,000                6,027,160

Intel                                                                                           770,200               23,806,882

International Business Machines                                                                 270,000               31,087,800

Jabil Circuit                                                                                   244,000  (a)           7,085,760

KLA-Tencor                                                                                      127,000  (a)           6,979,920


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ELECTRONIC TECHNOLOGY (CONTINUED)

LSI Logic                                                                                       350,000  (a)           7,164,500

Lucent Technologies                                                                             373,000                3,733,730

Micron Technology                                                                               307,000  (a)          13,931,660

Motorola                                                                                        372,000                5,784,600

National Semiconductor                                                                          168,400  (a)           4,849,920

Novellus Systems                                                                                145,900  (a)           8,046,385

Sun Microsystems                                                                                150,000  (a)           2,568,000

Tellabs                                                                                         299,000  (a)          10,497,890

Teradyne                                                                                        209,000  (a)           8,255,500

Texas Instruments                                                                               201,000                7,778,700

United Technologies                                                                              74,000                5,777,920

                                                                                                                     235,103,249

ENERGY MINERALS--7.3%

Anadarko Petroleum                                                                              321,000               20,743,020

Conoco, Cl.A                                                                                    203,000                6,148,870

Cross Timbers Oil                                                                               138,000                3,746,700

Exxon Mobil                                                                                     321,831               28,514,227

Ocean Energy                                                                                    430,000                7,959,300

Royal Dutch Petroleum, ADR                                                                      180,000  (a)          10,715,400

Santa Fe International                                                                          230,000                8,740,000

Texaco                                                                                          156,500               11,311,820

                                                                                                                      97,879,337

FINANCE--20.2%

Allstate                                                                                        250,000               10,437,500

American Express                                                                                186,000                7,893,840

American General                                                                                230,600               10,056,466

American International Group                                                                    270,156               22,098,761

Bank of America                                                                                 152,900                8,562,400

Bank of New York                                                                                247,000               12,399,400

Citigroup                                                                                       900,271               44,248,320

Federal Home Loan Mortgage                                                                      336,200               22,121,960

Federal National Mortgage Association                                                           261,500               20,987,990

FleetBoston Financial                                                                           253,036                9,708,991

Goldman Sachs Group                                                                              70,700                6,440,770

Hartford Financial Services Group                                                                92,000                5,713,200

Household International                                                                         160,800               10,294,416

John Hancock Financial Services                                                                 335,100               12,448,965

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCE (CONTINUED)

MBNA                                                                                            135,000                4,812,750

J.P. Morgan Chase & Co.                                                                         305,900               14,677,082

Morgan Stanley Dean Witter                                                                      289,000               18,146,310

Renaissance Re Holdings                                                                          65,000                4,153,500

Washington Mutual                                                                               131,000                6,540,830

Wells Fargo                                                                                     398,000               18,694,060

                                                                                                                     270,437,511

HEALTH SERVICES--1.7%

HCA-Healthcare                                                                                  174,200                6,741,540

HealthSouth                                                                                     859,200  (a)          12,071,760

Wellpoint Health Networks                                                                        42,600  (a)           4,185,450

                                                                                                                      22,998,750

HEALTH TECHNOLOGY--8.8%

Abbott Laboratories                                                                             189,000                8,765,820

American Home Products                                                                          242,700               14,015,925

Baxter International                                                                            110,000               10,026,500

Bristol-Myers Squibb                                                                            316,000               17,696,000

Johnson & Johnson                                                                               160,000               15,436,800

Merck & Co.                                                                                     228,000               17,321,160

Pfizer                                                                                          495,750               21,465,975

Pharmacia                                                                                       153,303                8,011,615

Teva Pharmaceutical Industries, ADR                                                              81,000                4,410,450

                                                                                                                     117,150,245

INDUSTRIAL SERVICES--1.2%

Schlumberger                                                                                    237,800               15,766,140

NON-ENERGY MINERALS--.5%

Alcoa                                                                                           173,000                7,162,200

PROCESS INDUSTRIES--2.2%

Dow Chemical                                                                                    141,000                4,716,450

International Paper                                                                             216,000                8,462,880

Monsanto                                                                                        424,600               13,141,370

Rohm & Haas                                                                                     109,000                3,746,330

                                                                                                                      30,067,030

PRODUCER MANUFACTURING--6.0%

Emerson Electric                                                                                 58,000                3,865,700

General Electric                                                                                982,000               47,656,460


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PRODUCER MANUFACTURING (CONTINUED)

Masco                                                                                           330,500                7,601,500

Tyco International                                                                              387,000               20,654,190

                                                                                                                      79,777,850

RETAIL TRADE--4.5%

Gap                                                                                             281,000                7,786,510

Lowe's                                                                                          116,600                7,345,800

May Department Stores                                                                           189,350                7,053,287

TJX Cos.                                                                                        539,200               16,893,136

Target                                                                                          412,000               15,841,400

Tiffany & Co.                                                                                   146,000                4,733,320

                                                                                                                      59,653,453

TECHNOLOGY SERVICES--9.6%

AOL Time Warner                                                                                 338,650  (a)          17,101,825

Avaya                                                                                           295,250  (a)           4,366,747

Charter Communications, Cl. A                                                                   748,700  (a)          16,029,667

Computer Associates International                                                               367,600  (a)          11,833,044

Computer Sciences                                                                               205,600  (a)           7,325,528

Electronic Data Systems                                                                         301,300               19,433,850

Microsoft                                                                                       614,000  (a)          41,598,500

Oracle                                                                                          213,000  (a)           3,442,080

SunGard Data Systems                                                                            143,000  (a)           7,903,610

                                                                                                                     129,034,851

TRANSPORTATION--1.2%

Exelon                                                                                          125,000                8,631,250

Southwest Airlines                                                                              448,000                8,158,080

                                                                                                                      16,789,330

UTILITIES--8.4%

AES                                                                                             137,000  (a)           6,530,790

AT&T                                                                                            460,500               10,259,940

AT&T--Liberty Media, Cl. A                                                                      557,000  (a)           8,912,000

Allegheny Energy                                                                                 86,500                4,425,340

Aquila                                                                                           59,200                1,794,352

BellSouth                                                                                       213,000                8,937,480

Duke Energy                                                                                     346,000               16,178,960

NEXTEL Communications, Cl. A                                                                    341,000  (a)           5,541,250

Reliant Resources                                                                                28,800                  864,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UTILITIES (CONTINUED)

SBC Communications                                                                              390,600               16,112,250

Sprint (FON Group)                                                                              182,000                3,891,160

TXU                                                                                             164,800                7,244,608

Verizon Communications                                                                          246,220               13,559,335

Williams Communications Group                                                                   140,548  (a)             635,277

Williams Cos.                                                                                   170,900                7,206,853

                                                                                                                     112,093,595

TOTAL COMMON STOCKS

   (cost $1,133,971,292)                                                                                           1,341,155,601
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal

SHORT-TERM INVESTMENTS--.4%                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

   3.78%, 5/31/2001                                                                             345,000  (b)             343,927

   4.18%, 6/28/2001                                                                             150,000  (c)             149,096

   3.92%, 7/12/2001                                                                             310,000  (b)             307,675

   3.76%, 7/26/2001                                                                           4,764,000  (c)           4,720,981

TOTAL SHORT-TERM INVESTMENTS

  (cost $5,521,701)                                                                                                    5,521,679
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $1,139,492,993)                                                          100.6%            1,346,677,280

LIABILITIES, LESS CASH AND RECEIVABLES                                                             (.6%)              (8,332,719)

NET ASSETS                                                                                       100.0%            1,338,344,561

(A)  NON-INCOME PRODUCING.

(B)  PARTIALLY HELD BY THE CUSTODIAN IN A SEGREGATED ACCOUNT AS COLLATERAL FOR
     OPEN FINANCIAL FUTURES POSITIONS.

(C)  PARTIALLY HELD BY BROKERS AS COLLATERAL FOR OPEN SHORT POSITIONS.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF FINANCIAL FUTURES

April 30, 2001 (Unaudited)

                                                                          Market Value                              Unrealized
                                                                          Covered by                              Appreciation
                                                       Contracts           Contracts ($)        Expiration        at 4/30/2001 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES LONG

Standard & Poor's 500                                      16               5,017,200           June 2001               34,575

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF SECURITIES SOLD SHORT

April 30, 2001 (Unaudited)

COMMON STOCKS                                           Shares       Value ($)
--------------------------------------------------------------------------------

General Dynamics                                        37,000       2,851,960

  (proceeds $2,823,121)

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

April 30, 2001 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                         1,139,492,993  1,346,677,280

Cash                                                                  9,332,710

Receivable for investment securities sold                            11,629,617

Receivable from brokers for proceeds on securities sold short         2,823,121

Dividends receivable                                                    782,192

Receivable for shares of Common Stock subscribed                         18,915

Prepaid expenses                                                         71,881

                                                                  1,371,335,716
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           877,066

Payable for shares of Common Stock redeemed                          16,155,528

Payable for investment securities purchased                          12,784,873

Securities sold short, at value (proceeds $2,823,121)
--see Statement of Securities Sold Short                              2,851,960

Payable for futures variation margin-Note 4(a)                           16,800

Interest payable--Note 2                                                  1,442

Accrued expenses                                                        303,486

                                                                     32,991,155
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,338,344,561
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                   1,084,999,439

Accumulated undistributed investment income--net                      1,053,998

Accumulated net realized gain (loss) on investments                  45,101,101

Accumulated net unrealized appreciation (depreciation) on
  investments and securities sold short (including $34,575 net
  unrealized appreciation on financial futures)--Note 4(b)          207,190,023
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,338,344,561
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(300 million shares of $.001 par value Common Stock authorized)      77,630,227

NET ASSET VALUE, offering and redemption price per share ($)              17.24

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF OPERATIONS

Six Months Ended April 30, 2001 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $1,966 foreign taxes withheld at source)      7,789,428

Interest                                                               531,256

TOTAL INCOME                                                         8,320,684

EXPENSES:

Management fee--Note 3(a)                                            5,037,583

Shareholder servicing costs--Note 3(b)                               1,007,892

Directors' fees and expenses--Note 3(c)                                 63,158

Custodian fees--Note 3(b)                                               57,859

Professional fees                                                       36,086

Interest expense--Note 2                                                30,967

Prospectus and shareholders' reports                                    28,724

Registration fees                                                       14,301

Miscellaneous                                                           18,080

TOTAL EXPENSES                                                       6,294,650

INVESTMENT INCOME--NET                                               2,026,034
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments:

  Long transactions                                                 52,275,035

  Short sale transactions                                              865,683

Net realized gain (loss) on financial futures                         (698,700)

NET REALIZED GAIN (LOSS)                                            52,442,018

Net unrealized appreciation (depreciation) on investments
  and securities sold short (including $34,575 net
  unrealized appreciation on financial futures)                   (111,100,445)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (58,658,427)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (56,632,393)

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                          April 30, 2001      Year Ended
                                              (Unaudited)   October 31, 2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          2,026,034           4,154,533

Net realized gain (loss) on investments        52,442,018          93,499,069

Net unrealized appreciation (depreciation)
   on investments                            (111,100,445)         26,437,342

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  (56,632,393)        124,090,944
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                         (1,700,283)          (3,839,868)

Net realized gain on investments              (96,126,993)        (169,987,626)

TOTAL DIVIDENDS                               (97,827,276)        (173,827,494)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                 234,882,662          651,194,432

Dividends reinvested                           93,486,883          166,158,765

Cost of shares redeemed                      (319,252,672)        (861,824,779)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                   9,116,873          (44,471,582)

TOTAL INCREASE (DECREASE) IN NET ASSETS      (145,342,796)         (94,208,132)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                         1,483,687,357        1,577,895,489

END OF PERIOD                               1,338,344,561        1,483,687,357

Undistributed investment income--net            1,053,998              728,247
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                    13,542,942           34,109,871

Shares issued for dividends reinvested          5,624,313            8,835,349

Shares redeemed                               (18,441,107)         (44,963,245)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     726,148           (2,018,025)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                   Six Months Ended
                                     April 30, 2001                                 Year Ended October 31,
                                                             ---------------------------------------------------------------------
                                         (Unaudited)           2000           1999            1998           1997           1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                        19.29           19.99          17.87           19.82          20.53           17.96

Investment Operations:

Investment income--net                          .03(a)          .05(a)         .11(a)          .18            .34             .35

Net realized and unrealized
   gain (loss) on investments                  (.79)           1.51           3.26            1.14           1.97            3.05

Total from
   Investment Operations                       (.76)           1.56           3.37            1.32           2.31            3.40

Distributions:

Dividends from investment
   income--net                                 (.02)           (.05)          (.12)           (.18)          (.37)           (.32)

Dividends from net realized
   gain on investments                        (1.27)          (2.21)         (1.13)          (3.09)         (2.65)           (.51)

Total Distributions                           (1.29)          (2.26)         (1.25)          (3.27)         (3.02)           (.83)

Net asset value,
   end of period                              17.24           19.29          19.99           17.87          19.82           20.53
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                              (3.67)(b)        8.10          19.79            7.23          12.97           19.41
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/
   SUPPLEMENTAL DATA (%):

Ratio of operating expenses to
   average net assets                           .46(b)          .96           1.03            1.10           1.01            1.02

Ratio of interest expense
   and dividends on
   securities sold short
   to average net assets                        .00(b,c)         --            .00(c)          --             .01             .01

Ratio of net investment
   income to average
   net assets                                   .15(b)          .27            .56             .97           1.67            1.78

Portfolio Turnover Rate                       20.74(b)        54.80          96.42          101.87         129.48          131.30
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                            1,338,345       1,483,687      1,577,895       1,661,082      1,912,408       2,068,453

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) NOT ANNUALIZED.

(C) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.




NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Growth and Income Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with long-term capital growth, current income and growth of income, consistent with reasonable investment risk. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on
investments   from   the   fluctuations   arising   from   changes
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net
earnings   credits   based   on   available  cash  balances  left  on  deposit.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.


NOTE 2--Bank Lines of Credit:

The fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding under both arrangements during the period ended April 30, 2001 was approximately $889,900, with a related weighted average annualized interest rate of 6.92%.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor, an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended April 30, 2001, the fund was charged $513,504 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2001, the fund was charged $391,494 pursuant to the transfer agency agreement.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended April 30, 2001, the fund was charged $57,859 pursuant to the custody agreement.

(c) Each Board member also serves a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board Members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(d) During the period ended April 30, 2001, the fund incurred total brokerage commissions of $769,376 of which $5,600 was paid to Dreyfus Brokerage Services, a wholly-owned subsidiary of Mellon Financial Corporation.

NOTE 4--Securities Transactions:

(a) The following summarizes the aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities and financial futures, during the period ended April 30, 2001:

                                      Purchases ($)                 Sales ($)
--------------------------------------------------------------------------------

Long transactions                       280,780,629               360,649,694

Short sale transactions                  12,542,419                 2,823,121

     TOTAL                              293,323,048               363,472,815

The fund is engaged in short-selling which obligates the fund to replace the security borrowed by purchasing the security at current market value. The fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security.
The    fund    would    realize    a    gain    if

the price of the security declines between those dates. The fund's long security positions serve as collateral for the open short positions. Securities sold short at April 30, 2001, and their related market values and proceeds are set forth in the Statement of Securities Sold Short.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at April 30, 2001, are set forth in the Statement of Financial Futures.

(b) At April 30, 2001, accumulated net unrealized appreciation on investments, financial futures and securities sold short was $207,190,023, consisting of $271,166,134 gross unrealized appreciation and $63,976,111 gross unrealized depreciation.

At April 30, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

                    For More Information

                      Dreyfus Growth and Income Fund, Inc.
                      200 Park Avenue
                      New York, NY 10166

                    Manager

                      The Dreyfus Corporation
                      200 Park Avenue
                      New York, NY 10166

                   Custodian

                     Mellon Bank, N.A.
                     One Mellon Bank Center
                     Pittsburgh, PA 15258

                   Transfer Agent &
                   Dividend Disbursing Agent

                     Dreyfus Transfer, Inc.
                     P.O. Box 9671
                     Providence, RI 02940

                   Distributor

                     Dreyfus Service Corporation
                     200 Park Avenue
                     New York, NY 10166



To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  010SA0401